UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

Disc Medicine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Suite 101 Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 674-9274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On June 14, 2024, Disc Medicine, Inc. (the “Company”) issued a press release announcing (i) updated analyses of data from its ongoing Phase 2 open-label AURORA and BEACON trials evaluating bitopertin in patients with erythropoietic protoporphyria (“EPP”), (ii) additional data from its ongoing Phase 1b study of DISC-0974 in patients with myelofibrosis (“MF”) anemia, and (iii) initial data from single ascending dose (“SAD”) cohorts in its ongoing Phase 1 study of DISC-3405 in healthy adult volunteers, all at the European Hematology Association 2024 Congress. The Company will host a live webcast on June 14, 2024 at 8:00 a.m. ET. An archived webcast will be available for 30 days on the events & presentations section of the Company’s website. The Company also updated its corporate presentation. Copies of the press release and the Company’s updated corporate presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The corporate presentation will also be available in the investor relations section of the Company’s website at https://ir.discmedicine.com. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.2.

Item 8.01	Other Events.

On June 14, 2024, the Company announced (i) updated analyses of data from its ongoing Phase 2 open-label AURORA and BEACON trials evaluating bitopertin in patients with EPP, (ii) additional data from its ongoing Phase 1b study of DISC-0974 in patients with MF anemia, and (iii) initial data from SAD cohorts in its ongoing Phase 1 study of DISC-3405.

Bitopertin in EPP

The AURORA study is a randomized, double-blind, placebo-controlled Phase 2 clinical trial that enrolled 75 adult subjects with EPP. Subjects were randomized 1:1:1 to receive 20 mg of bitopertin (n=26), 60 mg of bitopertin (n=25), or placebo (n=24) once daily for 17 weeks. Key AURORA data presented include:

•	Significant reductions in protoporphyrin IX (PPIX) (40% for the 60 mg group) compared to placebo

•	Meaningful improvements on key aspects of EPP

•	Time-dependent improvement in light tolerance that was nominally significant compared to placebo in both the 20 mg (p=0.026) and 60 mg (p=0.013) dose groups

•	~2x improvement in light tolerance relative to baseline in both 20 mg and 60 mg dose groups as evaluated in a post-hoc longitudinal analysis

•	Substantial, dose-dependent reductions in rate of phototoxic reactions compared to placebo, reaching statistical significance in the 60 mg dose group (75.3% reduction, p=0.011)

•	Dose-dependent improvements in Patient Global Impression of Change (PGIC), which were statistically significant for the 60 mg dose (p=0.022)

•

Evaluation of the time course of phototoxic reactions and sunlight exposure showed greater treatment effect in the time period after PPIX nadir was reached, including elimination of observed phototoxic reactions in the 60 mg dose group

•

Greater PPIX reductions were associated with improvements in multiple light tolerance measures, including cumulative total time in light, average time in sunlight without pain, change from baseline in time to prodrome, as well as PGIC

•	Bitopertin was generally well-tolerated with no reported serious adverse events (SAEs) to date

•	Disc also presented the full adult data set from BEACON, which was consistent with previously-presented results and demonstrated similar clinical activity to that observed in AURORA

DISC-0974 in MF

The Phase 1b/2a multi-center, open-label, ascending-dose clinical trial of DISC-0974 is enrolling patients with MF and severe anemia, including both transfusion and non-transfusion dependent patients. In the phase 1b dose-escalation phase, DISC-0974 is administered subcutaneously every 4 weeks for up to 6 treatments. Updated data from 34 patients with an April 29, 2024 cutoff include:

•	Substantial and sustained reductions in hepcidin levels and increases in iron were observed in patients for several weeks after each dose

•	Strong hematologic response was observed across all patient types at 28-100 mg doses:

•	68.9% of non-transfusion dependent (nTD) participants demonstrated a hemoglobin response of ≥1.5 g/dL (n=29)

•	60% of nTD participants who have completed at least 16 weeks of treatment had a mean hemoglobin response of ≥1.5 g/dL above baseline sustained for at least 12 weeks (n=15)

•	One of two evaluable transfusion dependent (TD) participants became transfusion independent (TI) by the end of the trial

•	Hemoglobin response of ≥1.5 g/dL above baseline was achieved in 6 of 10 participants with concomitant JAK inhibitor therapy

•	All evaluable participants with baseline transfusion requirements demonstrated at least a 50% reduction in transfusions over a rolling 8-week window on trial compared to baseline (n=8)

•	DISC-0974 was generally well-tolerated at all evaluated dose levels

DISC-3405

Initial data were also presented from the SAD portion of the Phase 1 clinical trial of DISC-3405 in healthy volunteers. In this trial, healthy males and females ages 18 to 65 were given a single dose of placebo (n=10) or DISC-3405 at 75 mg intravenously (IV) (n=6), 37.5 mg subcutaneously (SC) (n=6), 75 mg SC (n=6), 150 mg SC (n=6), or 300 mg SC (n=6). This initial data showed:

•	A meaningful dose-dependent increase in hepcidin and corresponding reduction in serum iron across all dose levels

•	Mean serum iron reduction in excess of 50% from baseline was achieved in the150- and 300-mg dose groups

•

Mean serum iron reduction in excess of 50% was sustained for at least 4 weeks for the 300-mg dose group, with meaningful reduction observed in selective hematological parameters (CHr, hemoglobin, and hematocrit)

•	PK/PD profile is supportive of monthly subcutaneous dosing.

•	DISC-3405 was generally well-tolerated with no SAEs, AEs higher than Grade 2, or AEs leading to trial withdrawal reported to date

Bitopertin, DISC-0974, and DISC-3405 are investigational agents and are not approved for use as therapies in any jurisdiction worldwide.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Disc Medicine, Inc. on June 14, 2024, furnished herewith.

99.2	Disc Medicine, Inc. Investor Presentation, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: June 14, 2024	By:	/s/ John Quisel
	Name:	John Quisel, J.D., Ph.D.
	Title:	Chief Executive Officer